                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 of 15 (d) of the
                        Securities Exchange Act of 1934

                                 August 6, 1998
                                 --------------
                Date of report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


   PENNSYLVANIA                       1-2116                  23-0366390
   ------------                       ------                  ----------
 (State or Other             (Commission File Number)       (IRS Employer
 Jurisdiction of                                         Identification Number)
 Incorporation)

                                 P.O. BOX 3001
                         Lancaster, Pennsylvania 17604
                         -----------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 717-397-0611
                                 ------------
              Registrant's telephone number, including area code

ITEM 5.   OTHER EVENTS
          ------------

On August 11, 1998, Armstrong World Industries, Inc. (the "Registrant") completed an underwritten public offering (the "Debt Offering") under its existing shelf registration statement (File No. 333-6333) of $200 million aggregate principal amount of 6.35% Senior Notes due 2003 (the "2003 Notes") and $150 million aggregate principal amount of 6 1/2% Notes due 2005 (the "2005 Notes"). Net proceeds from the Debt Offering will be used to repay short-term indebtedness of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

   (c) Exhibits
       --------

   Exhibit No.          Description of Document
   -----------          -----------------------

       1.1 Underwriting Agreement, dated as of August 6, 1998, by and among Chase Securities Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens and HSBC Securities, Inc. (2003 Notes)

       1.2 Underwriting Agreement, dated as of August 6, 1998, by and among Morgan Stanley & Co. Incorporated, Chase Securities Inc. and J.P. Morgan Securities Inc. (2005 Notes)

       1.3 Underwriting Agreement Standard Provisions - Debt Securities and Preferred Stock.

       4.1 Indenture, dated August 6, 1996, between the Registrant and The Chase Manhattan Bank, formerly known as Chemical Bank, as successor to Mellon Bank, N.A., as trustee (incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-6333), as filed with the Securities and Exchange Commission on June 19,
            1996).

       4.4  Global Note representing $200 million of 6.35% Senior Notes due
            2003.

       4.5  Global Note representing $150 million of 6 1/2% Senior Notes due
            2005.

       5.1  Opinion of Rogers & Wells.

       5.2  Opinion of David D. Wilson.

       23.1 Consent of Rogers & Wells (included as part of Exhibit 5.1).

       23.2 Consent of David D. Wilson (included as part of Exhibit 5.2).

                                   Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                ARMSTRONG WORLD INDUSTRIES, INC.

Date:  August 11, 1998                  By: /s/ Deborah K. Owen
                                           -----------------------------------
                                                Deborah K. Owen
                                                Executive Vice President,
                                                Secretary and General Counsel

                               INDEX TO EXHIBITS


   Exhibit No.          Description of Document
   -----------          -----------------------

       1.1 Underwriting Agreement, dated as of August 6, 1998, by and among Chase Securities Inc., Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens and HSBC Securities, Inc. (2003 Notes)

       1.2 Underwriting Agreement, dated as of August 6, 1998, by and among Morgan Stanley & Co. Incorporated, Chase Securities Inc. and J.P. Morgan Securities Inc. (2005 Notes)

       1.3 Underwriting Agreement Standard Provisions - Debt Securities and Preferred Stock.

       4.1 Indenture, dated August 6, 1996, between the Registrant and The Chase Manhattan Bank, formerly known as Chemical Bank, as successor to Mellon Bank, N.A., as trustee (incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-6333), as filed with the Securities and Exchange Commission on June 19,
            1996).

       4.4  Global Note representing $200 million of 6.35% Senior Notes due
            2003.

       4.5  Global Note representing $150 million of 6 1/2% Senior Notes due
            2005.

       5.1  Opinion of Rogers & Wells.

       5.2  Opinion of David D. Wilson.

       23.1 Consent of Rogers & Wells (included as part of Exhibit 5.1).

       23.2 Consent of David D. Wilson (included as part of Exhibit 5.2).